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                               Upright Growth Fund

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                                SEMIANNUAL REPORT

                                 March 31, 2002

                                TABLE OF CONTENTS

                                                                     Page

Shareholder Letter.........................................            1

Statement of Net Assets....................................            4

Statement of Assets and Liabilities........................            8

Statement of Operations....................................            9

Statements of Changes in Net Assets........................           10

Notes to the Financial Statements..........................           11

Financial Highlights.......................................           13

================================================================================
Upright Growth Fund
================================================================================


LETTER TO SHAREHOLDERS
May 18, 2002

Dear Fellow Shareholders,

We are presenting you with the Semi-Annual Report of the Upright Growth Fund for the six-month period ending March 31, 2002. For this six-month period, the Fund produced a total return of 11.1%. During the same period the S & P 500 Index gained 11.0 %, and the NASDAQ Composite Index gained 23.2 %. The Fund slightly outperformed the S&P 500 during this six-month period but compared unfavorably against the NASDAQ Composite.

Market Review

During the past year, the U.S. economy has swung between recession and recovery. Alan Greenspan, Chairman of the Federal Reserve, commented that there were "significant risks in the short term" to the economy. Two weeks later, he stated that the worst might be over for the economy and that activity was "beginning to firm." Contradictory comments like this really confuse most investors, so we always suggest our shareholders take a long-term view of the stock market. Just like driving a car, you cannot focus on two feet ahead of you. Instead, you need have a broader view in order to see the big picture.

The bursting of the Internet bubble, poor corporate earning, overcapacity in some industries and the slowdown of IT capital spending battered most growth stocks during most of the period. Investors favored some industries such as construction & housing, automotive, paper & forest products, home finance, defense & aerospace, food, etc. Those industries have shined compared to most high-tech stocks.

Investment Strategy

You may recall that in our annual report on September 30, 2001, we mentioned that we would take the following approaches: (1) Retain discipline in purchasing stocks during the uncertain economy, and (2) concentrate on the risk-reward ratio by adding quality stocks with limited downward risk and optimistic long-term potential.

We have been following the above approach during the six-month period and will stick to them during the months ahead. We would like to reiterate our discipline based on the market-rotating behavior, which enables the stocks to enter the stages of overbought and oversold.

As many of us know, greed and fear create the market volatility. However, at the same time, volatility intensifies greed and fear, forming a vicious cycle. When greed dominates the investors, the market may move from fair value to overvalue (overbought). After sufficient profit taking, it may then swing back from overvalues to fair values.

When fear dominates the investors, it may further fall from fair value to the situation of being undervalued (oversold), creating opportunities for the long-term investors with patience. Our discipline is to not to be affected by greed and fear, but to use the rotating behavior of the market to identify the opportunities. To be specific, we would add to our portfolio those stocks identified with solid fundamentals but may be temporarily out of favor.

So what is new? I would like to explain some change of style and switching of strategies we have applied during the six-month period: 1. We applied a more aggressive approach since last September by decreasing cash balance and purchasing certain stocks. Among them, many are high tech stocks. We carefully selected the stocks with growth potential but have been beaten down recently. Therefore, these stocks represent very limited downward risks. We believe they are at an oversold position and will be distinguished winners down the road. Major purchases during the period are Brocade Communication Systems Inc (BRCD), Check Point Software Technology (CHKP), Scientific-Atlanta Inc. (SFA), Veritas Software Corp (VRTS), and Elan Corp (ELN).

2. As far as investment styles are concerned, we are gradually switching from value style to growth style. With the flexibility of Upright Growth Fund, our portfolio manager can invest in stocks of various size companies (large and small) and with different styles (growth or value).

In general, a value investor is a bargain hunter who seeks stocks that are available for a relative discount compared to the overall market. In most cases a value investor studies the P/E ratio (price-to earning ratio) and other price related ratios to identify value stocks. A growth investor, on the other hand, looks for companies that are growing rapidly and displaying ongoing profit potential. While not ignoring the price related ratios, the growth investor does not limit himself by the ratios and concentrate on the upward potential.

Historically, both styles had its turns to dominate the market. A value stock may be cheap, but cheap is not always a bargain. On the same hand, a high P/E ratio is not necessarily a sign that a stock is already overpriced and lost its upward potential. In our opinion, some of the carefully selected high tech stocks have been beaten down during the present recession. Although the price has not fallen into the value category, the downward risk is very limited while the growth potential is more and more visible.

Final Thoughts

In November 2001, the National Bureau of Economic Research (NBER) confirmed the suspicion that the U.S. economy has fallen into a recession. How long with it last? When will it end? Has it approached the bottom yet? We do not know. However, we know that historically, all recessions end. We also know that stock market is a "leading indicator" of the return of the recession. Studies show that during the last four recessions (1974, 1980, 1982/1983, and 1990/1991) a large portion (more than 50%) of the stock increase happened before the starting signs of economic recovery. History tells us that with confidence, patience, and some carefully considered momentum play, we will enjoy the upward movement when it is time.

Your confidence and patience are vital to the Fund for us to manage your portfolio and for you to reap its benefits. The Upright Growth Fund celebrated its three- year anniversary January 2002. For the three years since inception, there has been extremely limited redemption (one redemption of small amount) from the Fund. This record is not easily maintained, especially during severe downturns in the market. Some other funds have been forced to sell shares that may be approaching bottom dollar in order to meet shareholder redemption, creating quite a headache for the money manager. In comparison, we can concentrate on portfolio management and take advantage of our plentiful cash to buy quality stocks at depressed prices. Your loyalty and commitment are the Fund's true treasure, and you should benefit in the long-term.

We would like to take this opportunity to thank our shareholders again for their confidence and patience with us. We will continue to do our best and seek rewarding returns on your behalf.

                                                 Sincerely,

                                                 /s/ David Y.S. Chiueh
                                                 David Y.S. Chiueh
                                                 President, Portfolio Manager

================================================================================
Upright Growth Fund
================================================================================

                                (GRAPH OMITTED)

This chart assumes an initial gross investment of $10,000 made on January 21, 1999 (commencement of operations). Returns shown include the reinvestment of all dividends but do not reflect the sales charge. Performance reflects expense reimbursements and fee waivers in effect. Absent expense reimbursement and fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The following table entitled "Average Annual Returns for the Period Ended March 31, 2002" reflects the 3% sales charge.


                             Average Annual Returns
                      For the Periods Ended March 31, 2002
                      ------------------------------------

                                     1-Year       3 Years      Since Inception*
                                     ------       -------      ----------------

    Upright Growth Fund             (12.25)%      (1.53)%           (2.13)%
    S&P 500 Index                     0.24%       (2.53)%           (1.05)%

    *Inception January 21, 1999

================================================================================
Upright Growth Fund
================================================================================
STATEMENT OF NET ASSETS
March 31, 2002 (Unaudited)


Shares                                                    Market Value
------                                                    ------------
Common Stocks - 87.68%

Auto/Truck - 1.12%
         600            General Motors Corp                $   36,270
                                                           ----------

Bank - 2.50%
         700            Bank of America Corp.                  47,614
         800            Bank One Corp.                         33,424
                                                               ------
                                                               81,038
                                                               ------

Biotechnology -7.21%
         500            Biogen Inc.                            24,530
       2,000            Genetech Inc.                         100,900
       2,000            Immunex Corp                           60,520
       2,000            Millennium Pharmaceutical              44,620
         200            Progenics Pharmaceuticals In            3,000
                                                                -----
                                                              233,570
                                                              -------


Computer - 4.62%
       2,500                Adaptec, Inc. *                    33,425
       2,000                Brocade Communs Sys Inc.*          54,000
       1,400                Dell Computer Corp. *              36,554
       2,483                Palm, Inc. *                        9,907
       1,000               Sun Microsystems, Inc. *             9,702
       1,000                Three Com Corp. *                   6,110
                                                                -----
                                                              149,698
                                                              -------
Consumer - 0.53%
         500            Gillette Co.                           17,005
                                                               ------
                                                               17,005

Defense - 3.34%
       2,000            Boeing Co.                             96,500
         200            Lockheed Martin Corp.                  11,516
                                                               ------
                                                              108,016
Diversified -2.00%
       2,000            Tyco Intl Ltd                          64,640
                                                               ------

                     See Notes to the Financial Statements

================================================================================
Upright Growth Fund
================================================================================
Statement of Net Assets
(Continued)
March, 31 2002 (Unaudited)

Electronic - 3.16%
         800            AVX Corp New. *                        16,752
       2,600            Corning, Inc.                          19,812
       1,000            JDS Uniphase Corp. *                    5,890
         400            RF Micro Devices, Inc. *                7,160
       2,500            Sanmina Corp. *                        29,375
       3,000            Solectron corp Del *                   23,400
                                                               ------
                                                              102,389

Entertainment - 0.58%
         600            Eastman Kodak Company                  18,702
                                                               ------
                                                               18,702

Financial - 2.40%
         600            Advanta Corp.                           7,656
       1,000            Cendant Corp CI A Vtg.                 19,200
         400            Citigroup Inc.                         19,808
         500            Countrywide Credit Lnds                22,375
       1,200            Knight Trading Group, Inc. *            8,568
                                                                -----
                                                               77,607

Food - 1.41%
         700            Campell Soup Co.                       18,760
         800            Kellogg Co.                            26,856
                                                               ------
                                                               46,616

Household - 0.18%
        300             Salton, Inc. *                          5,955
                                                                -----

Healthcare Service - 1.62%
       3,000            Pacificare Hlth Sys                    52,350
                                                               ------

Internet - 2.38%
       2,000            AOL Inc Del *                          47,300
         215            Verisign Inc.                           5,805
       1,300            Yahoo! Inc. *                          24,011
                                                               ------
                                                               77,116

Leisure - 0.83%
       1,400            Callaway Golf Co.                      26,950
                                                               ------

 Machine - 0.88%
         500            Caterpillar, Inc.                      28,425
                                                               ------

                     See Notes to the Financial Statements

================================================================================
Upright Growth Fund
================================================================================
Statement of Net Assets
(Continued)
March, 31 2002 (Unaudited)

 Medical - 14.18%
       3,000            Boston Scientific Corp. *              75,270
       1,000            Bristol-Myers Squibb Co. *             40,490
       6,671            Elan corp. Plc                         92,794
         900            McKesson HBOC  Inc.                    33,687
       2,000            Merck & Co., Inc.                     115,160
       5,000            Natrol, Inc. *                          8,750
       2,800            Schering-Plough Corp.                  87,640
         200            Watson Pharmaceuticals *                5,418
                                                                -----
                                                              459,209

Network Industry - 2.79%
       1,900            Cisco System Inc.                      32,167
         700            Extreme Networks                        7,280
       3,000            Juniper Networks Inc.                  37,860
       3,000            MDSI Mobile Data Soft                  11,310
         500            Redback Networks                        1,700
                                                                -----
                                                               90,317

Oil - 0.21%
        200             Transocean Offshore Inc.                6,646
                                                                -----

 Power Industry - 1.80%
       4,600            Calpine Corporation                    58,420
                                                               ------

Security - 0.19%
         400            Wackenhut Corrections Cp.               6,000
                                                                -----

Semiconductor - 4.36%
         500            Applied Materials Inc.                 27,135
         400            Intel Corp.                            12,164
       2,500            Lsi Logic Corp                         42,500
       1,800            Micron Technology Inc                  59,220
                                                               ------
                                                              141,019

Software & Services -10.83%
         100            BMC Software Inc                        1,945
       2,600            Check Pt Software Tech                 79,040
       4,000            Computer Assoc Intl Inc                87,560
         200            First Data Corporation                 17,450
         500            Microsoft Corp.                        30,155
       2,100            Oracle Corp.                           26,880
         300            SAP Aktiengesell Adr                   11,160
       2,200            VERITAS Software Corp.                 96,426
                                                               ------
                                                              350,616

Storage Tech. - 6.32%
       3,500            EMC Corp Mass.                         41,720
       8,000            Network Appliance Inc.                163,040
                                                              -------
                                                              204,760

                     See Notes to the Financial Statements

================================================================================
Upright Growth Fund
================================================================================
Statement of Net Assets
(Continued)
March, 31 2002 (Unaudited)

Telecommunication - 9.57%
       1,600            AT&T Corp.                             25,120
       1,400            CIENA Corp.                            12,600
       1,000            Ericsson Tel. ADR B New                 4,180
       3,000            Lucent Tec. Inc.                       14,190
       1,200            Motorola, Inc.                         17,040
         200            Nippon Telephone & Telegraph
                          Corp.  ADR                            3,870
         400            Nokia Corp. ADR                         8,296
       4,500            Northern Telecom Ltd.                  20,205
         400            SBC Communications, Inc.               14,976
       7,000            Scientific-Atlantic Inc.              161,700
         200            Telephone & Data Systems, Inc.         17,650
       1,500            Worldcom Group *                       10,110
                                                               ------
                                                              309,937

 Textile - 1.19%
       1,600            Nautica Enterprises, Inc. *            24,256
       1,000            Tommy Hilfiger Corp. *                 14,350
                                                               ------
                                                               38,606

Tobacco - 1.30%
         800            Phillip Morris Companies, Inc.         42,136

 Transportation - 0.17%
         200            Continental Airlines, Inc. *            5,664

                        Total Common Stocks                 2,838,676
                        (Cost $ 3,186,121)                  ---------


 Cash Equivalents - 12.20%   (Cost $ 395,059 )
     100,000            Fifth Third Bank Prime
                           Money Market Fund                  100,000
     150,000            Fifth Third Bank U.S.
                           Treasury Money Market
                           Fund                               150,000
     145,059            Fifth Third Bank Repurchase
                           Agreement,  1.15%,
                           Due 03/31/02                       145,059
                                                              -------
                                                              395,059

                        TOTAL INVESTMENTS - 99.89 %         3,233,735
                        (Cost $3,581,179)

                        Other assets less
                          liabilities - 0.11%                   3,724

                        TOTAL NET ASSETS - 100%             3,237,459


                        * Non-Income producing security

                        ADR - American Depository Receipt



                     See Notes to the Financial Statements

================================================================================
Upright Growth Fund
================================================================================
STATEMENT OF ASSETS AND LIABILITIES
March, 2002 (Unaudited)


ASSETS:
     Investments in securities, at
       value (cost $3,581,179)                          $   3,233,735
     Subscriptions receivable                                  42,140
     Dividends receivable                                       1,109
     Accrued interest receivable                                  606
                                                        -------------
                  Total Assets                              3,277,590
                                                        -------------

LIABILITIES:
     Investment Adviser fees                                   22,871
     Administrative fees                                        6,861
     Custodian fees                                             1,047
     Auditors and legal fees                                    7,571
     Trustee fees                                                 655
     Registration Fees                                            416
     Insurance Fees                                               622
     Security purchases payable                                    88

                  Total Liabilities                            40,131
                                                               ------


NET ASSETS                                              $   3,237,459
                                                        =============


NET ASSETS CONSIST OF:
     Paid-in capital                                    $   3,648,567
       Accumulated undistributed:
          Net investment income
           (loss)                                             (66,106)
          Net realized gain (loss)                              2,442
     Net unrealized appreciation
       (depreciation)                                        (347,444)
                                                             ---------

                  Total Net Assets                      $   3,237,459
                                                        =============


     Shares outstanding                                       336,863
        (Unlimited number of shares authorized)               =======


     Net Asset Value and Redemption
         Price Per Share                                        $9.61
                                                                =====

     Maximum offering price per share
         (3% sales charge)                                      $9.91
                                                                =====

                     See Notes to the Financial Statements

================================================================================
Upright Growth Fund
================================================================================
STATEMENT OF OPERATIONS
October 1,2001 to March 31, 2002 (Unaudited)



INVESTMENT INCOME:
     Dividends                                          $       7,997
     Interest                                                   4,445
                                                        -------------
                  Total Income                                 12,442
                                                        -------------

EXPENSES:
     Investment Adviser fees                                   22,871
     Administrative fees                                        6,861
     Custodian fees                                             1,820
     Auditors and legal fees                                    1,550
      Trustee Fees                                                546
      Blue sky Fees                                               364
      Insurance Fees                                              364
                  Total Expenses                               34,376
                                                               ------

NET INVESTMENT INCOME (LOSS)                                  (21,934)
                                                              --------

REALIZED AND UNREALIZED GAINS AND LOSSES
     Net realized gain (loss) on:
          Investment securities                                10,833
     Change in net unrealized appreciation
         (depreciation) on investments
          securities                                          236,819
                                                              -------
                  Net gain  (loss)                            247,652
                                                              -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING         $     225,718
FROM OPERATIONS                                         =============



                     See Notes to the Financial Statements

================================================================================
Upright Growth Fund
================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ended March 31, 2002 and September 30, 2001 (Unaudited)


                                            Unaudited
                                         Six months Ended        Year Ended
                                           March 31,2002        Sept.30,2001
                                           -------------        ------------

OPERATIONS:
     Net investment income                  ($21,934)             ($23,684)
     Net realized gain (loss)                 10,833                (7,479)
     Change in net unrealized
       appreciation (depreciation)           236,819              (940,946)
                                             -------              ---------
            Net increase (decrease)
              in net assets from
              operations                     225,718              (972,109)
                                             -------              ---------

DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income                         0                     0
     Net realized gain                             0                     0
                                                  --                    --
            Total distributions                    0                     0

CAPITAL SHARE TRANSACTIONS:
     Net proceeds from shares sold           716,821             1,331,691
     Payment for shares redeemed             (26,260)                    0
                                             --------            ---------
            Net increase (decrease)
              in net assets from
              transactions                   690,561             1,331,691

TOTAL INCREASE (DECREASE) IN NET ASSETS     $916,279               359,582

NET ASSETS:
     Beginning of period                   2,321,180             1,961,598
                                           ---------             ---------
     End of period                         3,237,459             2,321,180
                                           ---------             ---------


CHANGES IN SHARES OUTSTANDING
     Share sold                               71,138               120,837
     Share redeemed                            2,669
            Net increase (decrease)
              in shares outstanding           68,470               120,837
                                              ======               =======






                     See Notes to the Financial Statements

================================================================================
Upright Growth Fund
================================================================================
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period (Unaudited)

                                   10/01/2001    Year      Year      01/21/1999
                                       to        Ended     Ended        to
                                   03/31/2002 09/30/2001 09/30/2000  09/30/1999
                                   ---------- ---------- ----------  ----------

SELECTED PER-SHARE DATA
     Net asset value, beginning
       of period                    $ 8.65     $  13.29    $  10.08   $  10.00
                                    ------     --------    --------   --------
     Investment operations:
        Net investment income        (0.07)       (0.11)      (0.18)      0.03
        Net realized and
          unrealized gain (loss)      1.03        (4.53)       3.41       0.05
                                      ----        ------       ----       ----
             Total from investment
               operations             0.96        (4.64)       3.23       0.08
                                      ----        ------       ----       ----
     Less distributions:
        From net investment income                              .02
                                                                ---



     Net asset value, end of
        period                      $ 9.61      $ 8.65    $ 13.29     $  10.08
                                    ======      ======    =======     ========

TOTAL RETURN 1                       11.13%2    (34.91%)    32.06%       0.80%2
                                     =======    ========    ======       ======


SUPPLEMENTAL DATA AND RATIOS:
     Net assets, end of period
        (in thousands)               $ 3,237     $ 2,321    $ 1,962    $ 811
     Ratio of net expenses to
        average net assets             2.30%       2.85%      3.21%      1.95%3
     Ratio of net investment
        income (loss) to average
        net assets                    (0.95)%     (1.05)%    (1.47)%     0.47%3
     Ratio of net expenses
        to average net assets
           - without fee waiver        2.30%       2.85%      3.21%      5.47%3
     Ratio of net investment
        income (loss) to average
        net assets
           - without fee waiver       (0.95)%     (1.05)%    (1.47)%    (3.05)%3
     Portfolio turnover rate           8.23%      19.16 %    19.88%      8.87%



     1    Total returns do not include the one-time sales charge.
     2    Total return is not annualized.
     3    Annualized   for  the  period  January  21,  1999   (commencement   of
          operations) through September 30, 1999.

================================================================================
Upright Growth Fund
================================================================================
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2002 (Unaudited)




1.   ORGANIZATION

     The Upright Investments Trust ("the Trust") was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open end, diversified management investment company under the Investment Company Act of 1940. The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares. The Trust presently consists of one diversified investment portfolio, Upright Growth Fund (the "Fund"). The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective.


2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     a) Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Common stocks which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices. Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices. Debt securities which will mature in more than 60 days will be valued at the latest bid prices furnished by an independent pricing service. Short-term instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined by the Upright Financial Corporation ("Adviser") in accordance with procedures approved by the Board of Directors.

     b) Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. At March 31, 2002, the Fund had a net capital loss carryover of approximately $4,800 available to offset future net capital gains and thereby reduce further taxable distributions.

     c) Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually. Distributions of the Fund's net realized capital gains, if any, will be declared at least annually. Distributions are recorded on the ex-dividend date.

          The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as deferral of wash sales, net operating losses and post-October capital losses.

     d) Other - Investment and shareholder transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

     e) Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

================================================================================
Upright Growth Fund
================================================================================
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2002 (Unaudited)


     f) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


3.   INVESTMENT TRANSACTIONS

     The aggregate amounts of security transactions during the six months ended March 31, 2002 (excluding repurchase agreements and short-term securities), were as follows:


                              Other than
                              U.S. Govt.      U.S. Govt.
                              Securities      Securities
                              ----------      ----------

     Purchases               $ 1,125,927          --
     Proceeds from sales         204,930          --

     At March 31, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:


     Appreciation             $  294,255
     Depreciation               (645,971)
                              -----------
     Net depreciation on
          investments         $  351,716)
                              ===========

     For federal income tax purposes, the cost of investments owned at March 31, 2002 was $3,585,451.

     During the period, there has been a shareholder redemption of $ 26,260.


4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation. ("Adviser"). Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.50% of its average daily net assets. The Fund has accrued $22,870 of adviser fees through March 31, 2002, none of which have been paid.

     Upright Financial Corporation is the Fund's administrator (the "Administrator"). As compensation for the services rendered to the Fund, the Administrator is entitled to receive a fee, calculated at an annual rate of .45% of its average daily net assets. The Fund has accrued $6,861 of administrative fees through March 31, 2002, none of which have been paid.

     Mutual Shareholder Services serves as transfer agent and Fifth Third Bank serves as custodian.

     David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser. He is also an officer and trustee of the Fund.


5.   SALES CHARGE

     The sales charge for shares of the Fund are outlined below:

                               As a % of         Net
                                Offering     Amount
     Investment                    Price     Invested

     Up to $49,999               3.00%         3.09%
     $50,000 - $99,999           2.50%         2.56%
     $100,000 - $249,999         2.25%         2.30%
     $250,000 - $499,999         1.75%         1.78%
     $500,000 - $749,999         1.50%         1.52%
     $750,000 - $999,999         1.25%         1.27%
     $1 million and up           0.75%         0.76%

                              TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. The Fund is not part of a "fund complex". The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940.


-------------------------------- ---------------------- -------------------------------------- -----------------------
       Name, Address and           Position(s) Held             Principal Occupations           Other Directorships
         Year of Birth                With Trust                   (Past 5 Years)                 Held by Trustee
-------------------------------- ---------------------- -------------------------------------- -----------------------
-------------------------------- ---------------------- -------------------------------------- -----------------------
David Y.S. Chiueh                Trustee and President  Founded Upright Financial              None.
615 West Mt. Pleasant  Ave       Since 1998             Corporation in 1990 and serves as
Livingston, NJ 07039                                    Chief Executive Officer.  Prior to
1957                                                    this service, he served as a
                                                        financial planner.  Mr. Chiueh
                                                        received a Masters Degree in
                                                        Business Administration from the
                                                        Rutgers University in 1988.  He is a
                                                        Certified Financial Planner and has
                                                        been a registered investment adviser
                                                        since 1990

-------------------------------- ---------------------- -------------------------------------- -----------------------

David Y.S. Chiueh is "interested persons" of the Trust because he is officer of the Trust. In addition, he may be deemed to be "interested persons" of the Trust because he is officer of the Fund's adviser.

The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.


-------------------------------- ---------------------- -------------------------------------- -----------------------
       Name, Address and           Position(s) Held             Principal Occupations           Other Directorships
         Year of Birth                With Trust                   (Past 5 Years)                 Held by Trustee
-------------------------------- ---------------------- -------------------------------------- -----------------------
-------------------------------- ---------------------- -------------------------------------- -----------------------
Wellman Wu                       Trustee since 1998     Mr. Wu is the president of Kam Kuo     President of Kam Man
Kam Man Food, Inc.                                      Food Corporation in New Jersey.        Food Corporation
511 Old Post Road                                       He has served as president since
Edison, NJ  08817                                       1996.  Prior to that position, Mr.
1942                                                    Wu served as Vice President for the
                                                        Kam Man Food, Inc. in New York since
                                                        1972.  Mr. Wu graduated from the
                                                        School of Commerce in Hong Kong in
                                      1963.

-------------------------------- ---------------------- -------------------------------------- -----------------------
-------------------------------- ---------------------- -------------------------------------- -----------------------
Bing B. Chen                     Trustee since 1998     Mr. Chen serves as president of the    None
Great China Chartering Agency                           Great China Chartering & Agency
271 North Livingston Ave.                               Corp., a shipping brokerage firm.
Livingston, NJ 07039                                    Prior to December 1997, Mr. Chen
1957                                                    served as vice-president of Great
                                                        China Chartering & Agency Corp. Mr.
                                                        Chen received his Master's Degree of
                                                        Science from the State University of
                                                        New York at Maritime College.
-------------------------------- ---------------------- -------------------------------------- -----------------------

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 973-533-1818.

                       Investment Adviser & Administrator
                          Upright Financial Corporation
                          615 West Mt. Pleasant Avenue
                              Livingston, NJ 07039


                                    Custodian
                          Fifth Third Bank Corporation
                            38 Fountain Square Plaza
                              Cincinnati, OH 45263


                              Independent Auditors
                              Baird, Kurtz & Dobson
                             Twelve Wyandotte Plaza
                        120 West 12th Street, Suite 1200
                              Kansas City, MO 64105


                                 Transfer Agent
                           Mutual Shareholder Services
                           8869 Brecksville Rd., Ste.C
                              Brecksville, OH 44141


                                   Underwriter
                             Maxus Securities Corp.
                       1301 East Ninth Street, Suite 3600
                               Cleveland, OH 44114



                                    Trustees
                                David Y.S. Chiueh
                                   Wellman Wu
                                  Bing B. Chen


 This report is provided for the general information of the shareholders of the Upright Growth Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.